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                                                                    EXHIBIT 3.2

[LOGO] Industry Canada                 Industrie Canada

Certificate                                Certificat
of Amendment                               de Modification

Canada Business                            Loi canadienne sur
Corporations Act                           les societes par actions

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SAND TECHNOLOGY INC./

TECHNOLOGIE SAND INC.                                  141012-1

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Name of corporation-Denomination de la societe         Corporation number-Numero de la societe

I hereby certify that the articles of the              Je certifie que les statuts de la societe
above-named corporation were amended:                  susmentionnee ont ete modifies:

a) under section 13 of the CANADA                / /   a) en vertu de l'article 13 de la LOI
   BUSINESS CORPORATIONS ACT in                           CANADIENNE SUR LES SOCIETES PAR
   accordance with the attached notice;                   ACTIONS, conformement a l'avis ci-joint;

b) under section 27 of the CANADA                / /   b) en vertu de l'article 27 de la LOI
   BUSINESS CORPORATIONS ACT as set out in                CANADIENNE SUR LES SOCIETES PAR
   the attached articles of amendment                     ACTIONS, tel qu'il est indique dans les
   designating a series of shares;                        clauses modificatrices ci-jointes
                                                          designant une serie d'actions;

c) under section 179 of the CANADA               /X/   c) en vertu de l'article 179 de la LOI
   BUSINESS CORPORATIONS ACT as set out in                CANADIENNE SUR LES SOCIETES PAR
   the attached articles of amendment;                    ACTIONS, tel qu'il est indique dans les
                                                          clauses modificatrices ci-jointes;

d) under section 191 of the CANADA               / /   d) en vertu de l'article 191 de la LOI
   BUSINESS CORPORATIONS ACT as set out in                CANADIENNE SUR LES SOCIETES PAR
   the attached articles of reorganization;               ACTIONS, tel qu'il est indique dans les
                                                          clauses de reorganization ci-jointes;


               [ILLEGIBLE]                                January 1, 2000 / le 1 janvier 2000
           Director - Directeur                        Date of Amendment - Date de modification
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
                                                                   FORM 4                       FORMULE 4
[LOGO] Industry Canada        Industrie Canada              ARTICLES OF AMENDMENT        CLAUSES MODIFICATRICES
                                                             (SECTIONS 27 OR 177)         (ARTICLES 27 OU 177)

       Canada Business        Loi canadienne sur
       Corporations Act       les societes par actions

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1 - Name of corporation - Denomination de la societe                    2 - Corporation No. - No de la societe

Sand Technology Systems International Inc. / Societe internationale     141012-1
de developpement de systemes technologiques Sand Inc.

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3 - The articles of the above-named corporation are      Les statuts de la societe mentionnee ci-dessus
amended as follows:                                      sont modifies de la facon suivante:

The name of the corporation is changed to:               La denomination sociale de la societe est changee pour:

SAND TECHNOLOGY INC. / TECHNOLOGIE SAND INC.             SAND TECHNOLOGY INC. / TECHNOLOGIE SAND INC.











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Date                 Signature               Title - Titre

99-12-22             Georges Dube            Director/Administrateur

                                             FOR DEPARTMENTAL USE ONLY - A L'USAGE OU MINISTERE SEULEMENT
                                             Filed - Deposee       DEC 30 1999

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